UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	001-35913	20-4929029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 2700
Pittsburgh, Pennsylvania 15219
(Address of principal executive offices)
(Zip Code)

(412) 304-0304
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 8.01. Other Events.
On May 22, 2018, TriState Capital Holdings, Inc. (the “Company”) and LM III TriState Holdings LLC and LM III-A TriState Holdings LLC (together, the “Selling Shareholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc. (“KBW”), pursuant to which, subject to the satisfaction of the conditions set forth therein, KBW agreed to purchase from the Selling Shareholders 2,200,000 shares of common stock, no par value, of the Company (the “Shares”), at a price of $25.71 per Share. The offering of the Shares pursuant to the Underwriting Agreement (the “Offering”) is anticipated to close on May 25, 2018. The Company will not receive any proceeds from the Offering. Upon completion of the Offering, the Selling Shareholders will own approximately 9.2% of the Company’s outstanding common stock.

The Offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-222074), which was filed with the Securities and Exchange Commission (the “SEC”) and was declared effective by the SEC on December 21, 2017, as supplemented by a preliminary prospectus supplement filed with the SEC on May 22, 2018, and a final prospectus supplement dated May 22, 2018.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement. The Company and the Selling Shareholders agreed to indemnify the Underwriters against certain liabilities, including liabilities arising from breaches of the representations and warranties contained in the Underwriting Agreement and liabilities under the Securities Act of 1933, as amended.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.    Description

1.1	Underwriting Agreement, dated May 22, 2018, by and among TriState Capital Holdings, Inc., LM III TriState Holdings LLC, LM III-A TriState Holdings LLC and Keefe, Bruyette & Woods, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Date: May 25, 2018

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